Exhibit 4.1

MC

NUMBER

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

MILACRON INC.

CUSIP 598709 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND RIDGEFIELD PARK, NJ

TECHNOLOGIES

MILACRON

This certifies that

is the owner of

Milacron Inc. (hereinafter and on the reverse hereof called the Company) transferable on the books of the Company by said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended Certificate of Incorporation of the Company filed in the Office of the Secretary of State of the State of Delaware, to which reference is hereby made with the same effect as if herein set forth in full.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC

TRANSFER AGENT
AND REGISTRAR,

BY

AUTHORIZED SIGNATURE.

Ronald D Brown
Chairman

Hugh C O'Donnell
Secretary

MILACRON INC.
THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NV AND RIDGCFIELD PARK, NJ
CUSIP S1S7DT ID 3 SEE REVERSE FOR CERTAIN DEFINITIONS
FULLY PAI D AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $1 PER SHARE OF
COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC

MILACRON INC.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-	Custodian
TEN ENT	- as tenants by the entireties		(Cust) (Minor)
JT TEN	- as joint tenants with right of		under Uniform Gifts to Minors
survivorship and not as tenants
	in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement dated as of February 5, 1999 as it may be amended from time to time (the “Rights Agreement”), between Milacron Inc. (the “Company”) and ChaseMellon Shareholder Services, L.L.C., now named Mellon Investor Services LLC, as Rights Agent (the “Rights Agent”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. At the expense of the Company, the Rights Agent shall mail to the holder of this certificate a copy of the Rights Agreement without charge to such holder after receipt of a written request therefor. Rights beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such rights are null and void and nontransferable.